UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       October 26, 2026

SOUTHERN MISSOURI BANCORP, INC.

(Exact name of registrant as specified in its charter)

Missouri	000-23406	43-1665523
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification Number)

2991 Oak Grove Road, Poplar Bluff, Missouri	63901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:    (573) 778-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SMBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 26, 2026, Stefan Chkautovich, Executive Vice President and Chief Financial Officer of Southern Missouri Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Southern Bank (the “Bank”), informed the Company and the Bank that he was resigning his employment effective November 7, 2026, to pursue another professional opportunity. Mr. Chkautovich has served as the Chief Financial Officer (and principal financial officer) of the Company and the Bank since August 31, 2023.

Upon the effectiveness of Mr. Chkautovich’s resignation, Matthew T. Funke, who is the Company’s President and Chief Administrative Officer, and served as its Chief Financial Officer (and principal financial and accounting officer) from 2006 until 2022, has been appointed to serve as principal financial officer of the Company. A complete description of Mr. Funke's positions with the Company and prior business experience is set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on September 11, 2026, which description is incorporated herein by reference. Mr. Funke and the Company did not enter into, and do not anticipate entering into, any compensatory arrangements in connection with his appointment as principal financial officer. Mr. Funke does not have a family relationship with any director or executive officer of the Company.

Item 5.07.Submission of Matters to a Vote of Security Holders

The 2026 Annual Meeting of shareholders of Southern Missouri Bancorp, Inc. was held on October 26, 2026, in Poplar Bluff, Missouri. Shareholders representing 8,671,057 shares, or 78.73%, of the common shares outstanding as of the September 4, 2026, record date were present in person or were represented at the meeting by proxy. Final voting results are shown below:

(Proposal 1) The election of the following nominees as directors of the Company:

(a)	Rebecca M. Brooks (3 year term to expire in 2029)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,204,148	290,657	2,488	1,173,764

(b)	David L. McClain (3 year term to expire in 2029)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,391,395	103,410	2,488	1,173,764

(c)	Mary Jane Judy (3 year term to expire in 2029)

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,425,770	63,611	7,912	1,173,764

(Proposal 2) Advisory (non-binding) vote on executive compensation, commonly referred to as “Say on Pay” vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
7,366,930	120,332	10,031	1,173,764

(Proposal 3) The ratification of the appointment of FORVIS MAZARS, LLP as the Company's independent auditors for the fiscal year ending June 30, 2027:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
8,533,102	134,107	3,848	0

On Proposal 1, Mses. Brooks and Judy, along with Mr. McClain, were each elected to a three-year term to expire in 2029. The vote required to approve Proposals 2 and 3 was the affirmative vote of a majority of the votes cast on each proposal. Accordingly, Proposals 2 and 3 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: October 29, 2026	By:	/s/ Matthew T. Funke
Matthew T. Funke
President and Chief Administrative Officer